UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

BIOMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Ave. Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 645-2111

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Biomerica, Inc. (the “Company”) held its 2023 annual meeting (the “2023 Annual Meeting”) of stockholders of the Company on December 7, 2023, at its corporate headquarter in Irvine, California. As of October 14, 2023, the record date for the 2023 Annual Meeting, the Company had 16,821,646 shares of its common stock outstanding and entitled to vote, of which 10,574,182 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote at the 2023 Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the 2023 Annual Meeting.

Proposal No. 1: The Company’s stockholders elected each of the six nominees named below to serve on the Company’s Board of Directors until the next annual meeting of stockholders of the Company and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Zackary Irani	5,973,554	91,555	4,509,073
Allen Barbieri	5,996,037	69,072	4,509,073
Jane Emerson, M.D., Ph.D.	5,908,641	156,468	4,509,073
Catherine Coste	6,012,854	52,255	4,509,073
David Moatazedi	5,994,765	70,344	4,509,073
Jack Kenny	5,994,647	70,462	4,509,073

Proposal No. 2: The Company’s stockholders ratified the advisory vote on the named executive officers’ compensation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,964,147	94,156	6,806	4,509,073

Proposal No. 3: The Company’s stockholders ratified the appointment of Haskell & White LLP as the Company’s independent public accounting firm for the fiscal year ending May 31, 2024.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
10,546,099	21,702	6,381	—

Proposal No. 4: The shareholders voted to ratify and approve the 2023 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,515,057	87,185	462,867	4,509,073

Proposal No. 5: The shareholders ratified and approved an adjournment of the Annual Meeting, if necessary or appropriate, including to establish a quorum.

The shareholders voted to approve the adjournment of the annual meeting if management deemed it necessary.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,906,540	152,436	6,133	4,509,073

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Date: December 11, 2023	By:	/s/ Zackary S. Irani
Zackary S. Irani
Chief Executive Officer